SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               August 2, 2004
                               --------------
                                Date of Report
                      (Date of Earliest Event Reported)

                           RASER TECHNOLOGIES, INC.
                           ------------------------
            (Exact Name of Registrant as Specified in its Charter)

       Utah                     0-306567                   87-0638510
       ----                     --------                   ----------
 (State or other juris-   (Commission File No.)          (IRS Employe
diction of incorporation)                                  I.D. No.)

                     5152 North Edgewood Drive, Suite 375
                              Provo, Utah 84604
                              -----------------
                   (Address of Principal Executive Offices)

                                (801) 765-1200
                                --------------
                        Registrant's Telephone Number


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------
         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99, Press Release dated August 2, 2004, a copy of which is attached hereto and incorporated herein by reference.


                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 RASER TECHNOLOGIES, INC.


Date: 08/02/04                   /s/ Kraig T. Higginson
      --------                   -----------------------------
                                 Kraig T. Higginson, President